INCOME TAXES	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 21. INCOME TAXES

Income (loss) before income taxes by geographic location is as follows:

(in US$ thousands )	2015	2016	2017
Taiwan operations	$(13,177)	$(1,119)	$893
Non-Taiwan operations	10,475	(6,096)	(1,478)
	$(2,702)	$(7,215)	$(585)

The components of income tax benefit (expense) by taxing jurisdiction are as follows:

( in US$ thousands )	2015	2016	2017
Taiwan:
Current	$198	$1,108	$—
Deferred	—	—	—
	$198	$1,108	$—
Non-Taiwan:
Current	$—	$—	$(1)
Deferred	216	41	1,672
	$216	$41	$1,671
Total current income tax benefit (expense)	$198	$1,108	$(1)
Total deferred income tax benefit (expense)	$216	$41	$1,672
Total income tax benefit (expense)	$414	$1,149	$1,671

Our ultimate parent company is based in Singapore.

A reconciliation of our effective tax rate related to the statutory tax rate in Taiwan, where our major operations are based, is as follows:

	2015	2016	2017
Taiwan statutory rate, including taxes on income and retained earnings	23.85%	23.85%	23.85%
Foreign tax differential	183.28%	(12.37)%	1.10%
Reversal of deferred withholding tax liabilities	—	—	285.84%
Tax-exempt income	2.71%	3.28%	0.00%
Non-deductible items - bad debts	(57.91)%	(3.08)%	—
Other non-deductible expenses	(17.47)%	(1.65)%	(44.79)%
Changes in unrecognized tax benefits	6.84%	1.10%	—
Adjustment for prior year payable	0.00%	0.04%	0.00%
Change in deferred tax assets and valuation allowance	(130.14)%	6.87%	13.43%
Other	4.17%	(2.12)%	6.33%
Effective rate	15.33%	15.92%	285.76%

The significant components of our deferred tax assets consist of the following:

(in US$ thousands)	December 31
	2016	2017
Net operating loss carryforwards	$9,730	$9,178
Prepaid licensing and royalty fees	952	5
Investments	501	135
Intangible assets and goodwill	226	183
Share-based compensation	276	299
Other	167	128
	11,852	9,928
Less: valuation allowance	(11,852)	(9,928)
Deferred tax assets - net	$—	$—

The significant components of our deferred tax liabilities consist of the following:

(in US$ thousands)	December 31
	2016	2017
Investment in subsidiaries, principally due to undistributed income	$1,671	$—

In October 2017, a subsidiary of ours in the U.S. resolved to dissolve and liquidate and completed the process and filed a final tax return in February 2018. The gain resulted from such liquidation was treated as capital gain, which is exempt from U.S. withholding tax. As such, there was a reversal of the deferred income tax liabilities of $1,671 thousand as such deferred income tax liabilities were originally accrued for potential withholding obligation upon possible distribution.

A reconciliation of the beginning and ending amounts of our valuation allowance on deferred tax assets for the years ended December 31, 2015, 2016 and 2017 are as follows:

(in US$ thousands)	2015	2016	2017
Balance at beginning of year	$7,147	$11,025	$11,852
Subsequent reversal and utilization of valuation allowance	—	(753)	(3,352)
Additions to valuation allowance	4,185	1,739	745
Divestitures	—	(312)	—
Exchange differences	(307)	153	683
Balance at end of year	$11,025	$11,852	$9,928

Under ROC Income Tax Act, the tax loss carryforward in the preceding ten years would be deducted from income tax for Taiwan operations. The statutory losses from Taiwan operations would be deducted from undistributed earnings when calculating the tax on the undistributed earnings and were not subject to expiration.

As of December 31, 2017, we had net operating loss carryforwards available to offset future taxable income, shown below by major jurisdictions:

Jurisdiction	Amount	Expiring year
Hong Kong	$15,444	indefinite
Taiwan	30,952	2020~2027
	$46,396

As of December 31, 2017, we had accumulated statutory losses from Taiwan operations available to offset future undistributed earnings:

Jurisdiction	Amount	Expiring year
Taiwan	$19,920	indefinite

In January 2018, it was announced that the ROC Income Tax Act was amended and, starting from 2018, the corporate income tax rate will be adjusted from 17% to 20%. In addition, the tax rate applicable to the undistributed portion of earnings to be made in 2018 and thereafter will be reduced from 10% to 5%. Our company didn’t expect any material impacts due to the change of tax rate.

Unrecognized Tax Benefits

A reconciliation of the beginning and ending amount of unrecognized tax benefits (excluding the effects of accrued interest) for the years 2015, 2016 and 2017 are as follows:

(in US$ thousands)	2015	2016	2017
Balance at beginning of year	$8,287	$1,203	$1,024
Increase related to prior year tax positions	—	1,025	—
Decrease related to prior year tax positions	(185)	—	—
Settlement	(6,830)	—	—
Expiration of statute of limitations	—	(1,225)	—
Exchange differences	(69)	21	86
Balance at end of year	$1,203	$1,024	$1,110

As of December 31, 2015, 2016 and 2017, there were $1.2 million, $0 and $0 of unrecognized tax benefits that if recognized would affect the effective tax rate. As of December 31, 2015, 2016 and 2017, $0 million, $1.0 million and $1.1 million of the total unrecognized tax benefit were presented as a reduction of a deferred tax asset that, if recognized, would be offset by a valuation allowance.

There were no interest and penalties related to income tax liabilities recognized for the years ended December 31, 2015, 2016 and 2017.

Our major tax paying components are all located in Taiwan. As of December 31, 2017, the income tax filings in Taiwan have been examined for the years through 2014, but we have filed appeals for the 2014 tax filings.

In 2015, our unrecognized tax benefits were related to amortization of goodwill and intangible assets resulting from the acquisition of FunTown in 2006. The income tax authority has made decisions on the amortization for our tax filings through 2014. We had filed appeals against the unfavorable parts of the decision regarding these amortization adjustments, but all were rejected by the tax authority. As court decisions in precedent cases were mostly unfavorable, we decided not to bring the case to the court and considered the tax position settled. In 2016 and 2017, our unrecognized tax benefits were related to intercompany charges in 2014 and 2015. The income tax authority has made decisions on the intercompany charges for our tax filings through 2014. We had filed appeals against the unfavorable parts of the decision regarding these intercompany charge adjustments, pending the tax authority’s re-examination.

The amount of unrecognized tax benefits may increase or decrease in the future for various reasons such as current year tax positions, expiration of statutes of limitations, litigation, legislative activity, or other changes in facts regarding realizability. Taiwanese entities are customarily examined by the tax authorities and it is reasonably possible that a future examination may result in positive or negative adjustment to our unrecognized tax benefit within the next 12 months. As for the intercompany charges tax matters, we have taken the reasonably potential changes in these uncertain tax positions into consideration in our tax provision.